Accrued liabilities and provisions	12 Months Ended
Dec. 31, 2017
Disclosure of accrued liabilities and provisions [Abstract]
Disclosure of accrued expenses and other liabilities [text block]
23.	Accrued liabilities and provisions

Below is the breakdown of the changes in the different categories of provisions and contingencies as of December 31, 2017 and 2016:

	Asset		Environmental
	retirement		contingencies
	obligation	Litigation	and others	Total
Balance as of December 31, 2016	5,064,660	209,932	643,278	5,917,870
Increase in abandonment costs	39,634	-	-	39,634
Additions (recoveries)	110,587	(19,185)	106,532	197,934
Uses	(66,469)	(7,742)	(19,613)	(93,824)
Financial costs	379,891	-	(367)	379,524
Foreign currency translation	(979)	(39)	718	(300)
Transfers (1)	-	-	96,611	96,611
Balance as of December 31, 2017	5,527,324	182,966	827,159	6,537,449

Current	199,824	159,881	199,123	558,828
Non-current	5,327,500	23,085	628,036	5,978,621
	5,527,324	182,966	827,159	6,537,449

	Asset			Environmental
	retirement		Comuneros	contingencies
	obligation	Litigation	provision	and others	Total
Balance as of December 31, 2015	4,452,369	99,798	702,486	822,694	6,077,347
Increase in abandonment costs	404,797	-	-	-	404,797
Additions (recoveries)	18,285	44,120	(702,486)	(74,312)	(714,393)
Uses	(68,460)	(4,585)	-	(31,218)	(104,263)
Financial costs	317,448	-	-	(173)	317,275
Foreign currency translation	(14,703)	(355)	-	(2,759)	(17,817)
Transfers (1)	(45,076)	70,954	-	(70,954)	(45,076)
Balance as of December 31, 2016	5,064,660	209,932	-	643,278	5,917,870

Current	330,057	146,767	-	345,130	821,954
Non-current	4,734,603	63,165	-	298,148	5,095,916
	5,064,660	209,932	-	643,278	5,917,870

(1)	Mainly includes transfers to liabilities associated with assets held for sale.

23.1	Asset retirement obligation

The estimated liability for asset retirement obligation costs corresponds to the future obligation to restore environmental conditions to a level similar to that existing before the start of projects or activities, as described in Note 3.5 - Abandonment and dismantling costs of fields and other facilities. As these relate to long-term obligations, this liability is estimated by projecting the expected future payments and discounting at present value with a rate indexed to the Group's financial obligations, taking into account the temporality and risks of this obligation. The discount rates used in the estimate of the obligation as of December 31, 2017 were: Exploration and Production 6.93% (2016 - 7.93%), Transportation and Logistics 7.02% (2016 - 8.20%) and Refining and Petrochemicals 7.37% (2016 - 8.99%).

23.2	Litigation

The following is a summary of the main legal proceedings recognized in the statement of financial position whose amount exceeds COP$13,000 million, where the expectation of loss is probable and could imply an outflow of resources as of December 31, 2017 and 2016:

Proceeding	2017	2016

Provision for the payment of the 2016 legal stability contract premium with the Ministry of Finance and Public Credit regarding investment in Reficar	64,104	59,528
Litigation with Schrader Camargo, supplier of Reficar	17,003	17,003
Settlement before the Procuraduría General de la Nación with the firms Acciona Infraestructura S.A. and Mantenimiento y Montajes S.A., August 18, 2016. In 2017, it was ruled in favor of the Group and the provision was reversed.	-	44,986

23.3	Comuneros - Santiago de las Atalayas provisions

On November 8, 2016, the Ministry of Mines and Energy concluded that the resources that were restricted in relation to this process were not royalties and, therefore, were not due to the Comuneros.

In accordance with the foregoing, the resources held by Ecopetrol are its property, without any claim or discussion to date regarding ownership title thereof. On November 8, 2016, the amount claimed reached COP$688,664, originated mostly from the valuation and financial yield of the fund where the resources were deposited. The recovery of this provision was recognized in the net financial results of the period ending December 31, 2016.

23.4	Environmental contingencies and others

These corresponds to contingencies for environmental incidents and obligations related to environmental compensation and mandatory investment of 1% for the use of, exploitation of or effect on natural resources imposed by national, regional and local environmental authorities. Mandatory investment of 1% is based on the use of water taken directly from natural sources in accordance with the provisions of Law 99 of 1993, Article 43, Decree 1900 of 2006, Decree 2099 of 2017 and 075 and 1120 of 2018 in relation to the projects that Ecopetrol develops in Colombia.

The Colombian Government through the Ministry of Environment and Sustainable Development, issued in December 2016 and in January 2017 the Decrees 2099 and 075, which modify the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, related to the mandatory investment for the use of water taken directly from natural sources.

The main changes established by these decrees were related to the areas and lines of investment and the basis for settlement of the obligations. Similarly, June 30, 2018 was declared the maximum date to modify investment plans that were underway.

On June 30, 2017, Ecopetrol filed with the National Environmental Licensing Authority (ANLA) certain investment plans to meet the 1% mandatory investment based on the new decrees, relative to investment lines, maintaining the settlement base of Decree 1900.

As of December 31, 2017, the provision for the 1% mandatory investment for the use of water was estimated based on the parameters established in Decree 1076 of 2015. The Group is in the process of analyzing the impact of the applicability of the changes set out in the aforementioned decrees.

Ocensa

Some requests for arbitration were filed by some of Ocensa’s shippers in connection with the tariff and monetary conditions established in the transportation contracts for the use of the increased capacity of the pipeline resulting from the P-135 project. Similar claims could be brought by other shippers of the aforementioned project.

Frontera Energy Colombia Corp. Sucursal Colombia entered into a memorandum of understanding for a comprehensive settlement agreement that is pending the approval by Frontera’s arbitration panel. If the arbitration panel approves the settlement agreement, it will resolve any pending proceedings and controversies among the parties, and both parties will execute the amendments to the Agreements.

The recognized provision is based on the risk assessment carried out by Ocensa and its advisors, without implying the recognition of the validity of the claims of the shippers.

23.5	Legal proceedings not provided for

The following is a summary of the main contingent liabilities that have not been recognized in the statement of financial position as, according to the evaluations made by internal and external advisors of the Group, the expectation of loss is not probable as at December 31, 2017 and 2016:

Proceedings	2017	2016

Environmental damage caused by a terrorist attack in 2015 against the Transandino pipeline.	209,220	-
Breaking of the economic and financial balance with contractor for the construction of the transport system.	110,266	-
On March 14, 2016, a lawsuit was filed for default settling the contract between Konidol and Ecopetrol, which caused Ecopetrol incurred excess costs in the maintenance contract in 2016.	62,131	62,131
Salary readjustments to the amounts established by Ecopetrol for personnel, related to a contract with a third party for the commissioning and construction of surface facilities for production and exploration projects.	60,313	-
Compensation to third parties for damage caused by hydrocarbon spills during a tanker truck accident on the Villeta - Guaduas road oil spills.	43,333	43,333
Contractual imbalance with a third party in relation to road connection works.	31,679	-
Settlement of differences with a supplier under a contract whose purpose was the engineering, procurement and construction management of project P135. Although the parties reached a preliminary settlement agreement, the Comptroller General's Office did not approve it and the process continues in the evidentiary stage. The result of these processes is subject to the decision of the arbitrator.	30,027	-
Contractual controversy with a third party in relation with seismic acquisition services and seismic program processing.	30,000	-
Recalculation of legal and non-legal social benefits on sums paid for the benefit of saving incentives.	16,562	16,562
Controversy regarding income tax returns for taxable years 2010 and 2011 of Hocol, related to deductions in exploration fixed assets. In September 2017, Hocol paid taxes on the tax revenue processes of taxable years 2010 and 2011 of $ 89,271	-	344,915

23.6	Details of contingent assets

The following is a breakdown of the Group’s principal contingent assets, where the associated contingent gain is likely, but not certain as of December 31, 2017 and 2016:

Proceedings	2017	2016

Ocensa claim that seeks the payment of the negative balance by Equion Energia Limited and Santiago Oil Group, which are reflected in Ocensa's volumetric balances.	112,735	-
Claim for reimbursement based on a disagreement with Ecopetrol corresponding to investment in facilities in the Guaduas field of the "Rio Seco" association contract.	40,711	40,746
Environmental incident in 2011, in the Caño Limón Coveñas Pipeline.	35,000	-
Criminal claim filed by Ecopetrol against the administrator of agreements with a corporation for alleged document falsification.	32,000	-
Breach of a pipe purchase order because the physical characteristics of the coating do not match what was contracted.	21,232	21,232
Nullity of administrative act issued by the DIAN, which ordered a special contribution for public works contracts.	13,214	13,214
Claim against Metapetroleum for damage suffered due to the late delivery of crude volumes under the Quifa association contract.	-	25,421

Refinería de Cartagena

On March 8, 2016, Reficar presented a request for Arbitration before the International Chamber of Commerce against Chicago Bridge &; Iron Group NV, CB&;I (UK) Limited and CBI Colombiana S.A. (collectively, "CB&;I") related to the contract for the construction, procurement and engineering entered into by Reficar and CB&;I for the expansion of Refinería de Cartagena, in Cartagena, Colombia. Reficar is the claimant in the arbitration process of the CCIO and requests at least US$2 billion from CB&;I. On May 25, 2016, CB&;I filed a counterclaim of approximately US$213 million. On June 27, 2016, Reficar filed its reply to CB&;I’s counterclaim denying and disputing the declarations and the relief requested by CB&;I. On April 28, 2017, Reficar submitted its Non-Exhaustive Statement of Claim and CB&;I submitted its Statement of Counterclaim. According to the latest modification of the procedural calendar, the arbitral tribunal will hold the hearing in 2019 and will likely issue the final award in the second half of 2019.

In relation to this matter, as of December 31, 2017, there is an amount of approximately US$122 million, in invoices paid by Reficar to CB&;I, under the PIP and MOA agreements, of the EPC contract. The proof of the sources for these invoices, delivered by CB&;I, have not been accepted by of AMEC Foster Wheeler - PCIB.

23.7	Investigations of control entities

As part of the investigations carried out by various control entities of the modernization and expansion project (the “Project”) of Refinería de Cartagena, Reficar has been officially informed of the following investigations and proceedings:

a)	Office of the Comptroller General (Contraloría General de la República)

Because of the modifications of the schedule and budget related to the Project, the Office of the Comptroller General initiated a special audit investigation of the Project in 2016 and delivered a final report to Reficar on December 5, 2016. The report made 36 findings most of which were related to increased costs compared to budget for services, labor and materials.

As a result of the findings described above, the Office of the Comptroller General opened actions for financial responsibility (proceso de responsabilidad fiscal) against 36 individuals and the six companies involved in the Project, including current and former members of Ecopetrol’s Board of Directors; former members of Reficar’s Board of Directors; current and former employees of Ecopetrol; and former employees of Reficar, as well as Chicago Bridge &; Iron Group N.V., CBI - Chicago Bridge &; Iron company (CB&;I) Americas Ltd., Chicago Bridge &; Iron Group CB&;I UK Limited, CBI Colombiana S.A., Foster Wheeler USA Corporation and Process Consultants Inc.

One current member of Ecopetrol’s Board of Directors being investigated in these proceedings.

In January 2017, the Office of the Comptroller General initiated another special audit in Reficar and delivered a final report to Reficar on July 12, 2017. In this report the Office of the Comptroller General concluded that, in their opinion, Reficar’s 2016 Financial Statements do not reasonably represent, in all material aspects, the entity’s financial position as of December 31, 2016.

b)	Attorney General’s Office (Procuraduría General de la Nación)

Reficar has been officially informed that the Attorney General’s Office currently has one ongoing investigation relating to the Project. The investigation initiated in 2012 against members of Reficar’s Board of Directors at the time, as well as certain current and former officers of Reficar.

On September 12, 2017 the Attorney General’s Office issued a list of charges related to the failure to fulfill some of their duties as administrators and/or for acting “ultra vires” in the exercise of their functions against: (i) Javier Genaro Gutiérrez (Ecopetrol CEO, 2007-2015), (ii) Felipe Laverde (Reficar General Counsel, 2009-March 2017), (iii) Pedro Rosales (Ecopetrol Downstream Executive Vice President, 2008-2015), (iv) Diana Constanza Calixto (Ecopetrol Head of the Corporate Finance Unit, 2009-2014) and (vi) Reyes Reinoso Yañez (Reficar CEO, 2012-2016)

The Attorney General’s Office closed the case against the rest of the members of Reficar’s Board of Directors and the rest of the current and former officers of Reficar.

c)	Prosecutor’s Office (Fiscalía General de la Nación)

The Prosecutor’s Office is conducting an investigation. In connection therewith, between July 25 and August 2, 2017 the Prosecutor’s Office indicted the following individuals with charges, the majority of which are related to offenses against the public administration and illegal interest in the execution of agreements:

(i) Orlando José Cabrales Martínez (Reficar CEO, 2009-2012); (ii) Reyes Reinoso Yañez (Reficar CEO, 2012-2016); (iii) Felipe Laverde Concha (Reficar General Counsel, 2009-March 2017); (iv) Pedro Alfonso Rosales Navarro (Ecopetrol Downstream Executive Vice President, 2008-2015); (v) Masoud Deidehban (CBI Executive Project Director); (vi) Phillip Asherman (CBI CEO) and (vii) Carlos Lloreda (Reficar’s statutory auditor from 2013-2015).

The arraignment hearing is scheduled to take place on May 30, 2018.

Ecopetrol is not in a position to forecast the results of these investigations; nor is it possible to evaluate the probability of any consequence that may impact the financial statements, such as additional provisions, fines or ignorance of tax deductions that affect the amounts of deferred tax assets.

As of the date of this report, the financial statements continue to adequately disclose the financial and operational situation of Ecopetrol in all material aspects and its internal controls remain in force.